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   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Joel L. Weiss, President and Chief Executive Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 17, 2009                 /s/ Joel L. Weiss
                                        ----------------------------------------
                                        Joel L. Weiss, President and
                                        Chief Executive Officer
                                        (principal executive officer)

I, James G. Shaw, Treasurer and Chief Financial Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 17, 2009                 /s/ James G. Shaw
                                        ----------------------------------------
                                        James G. Shaw, Treasurer and
                                        Chief Financial Officer
                                        (principal financial officer)